Exhibit 21
Monthly Certificateholders' Statement

Sears Credit Account Master Trust II

Series 1994-1 Monthly Statement

Distribution Date: May 15, 1996             Due Period Ending:  April 1996

Under the Series Supplements relating to the Pooling and Servicing Agreement dated as of July 31, 1994 by and among Sears, Roebuck and Co., Sears Receivables Financing Group, Inc. and The First National Bank of Chicago as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust. The information for the Due Period and Distribution Date listed above is set forth below:

1.Payments or Allocations to Series 1994-1 Investors this Due Period

                      Total               Interest         Principal
  Series 1994-1

  Class A         $4,375,000.00          $4,375,000.00             $0.00

  Class B           $202,395.83            $202,395.83             $0.00

  Class C                 $0.00                  $0.00             $0.00


2.Principal Receivables at the end of the Due Period

  (a)   TOTAL PRINCIPAL RECEIVABLES IN THE TRUST       $7,107,185,541.80

        Aggregate Investor Interest                    $4,557,145,000.00

        Seller Interest                                $2,550,040,541.80

  (b)   INVESTOR INTEREST BY GROUPS

        Group One Investor Interest                    $4,557,145,000.00

  (c)   INVESTOR INTEREST BY SERIES

        Series 1994-1 Investor Interest                  $842,697,000.00
        Series 1994-2 Investor Interest                  $561,830,000.00
        Series 1995-1 Investor Interest                  $224,720,000.00
        Series 1995-2 Investor Interest                  $674,158,000.00
        Series 1995-3 Investor Interest                  $561,830,000.00
        Series 1995-4 Investor Interest                  $561,830,000.00
        Series 1995-5 Investor Interest                  $568,250,000.00
        Series 1996-1 Investor Interest                  $561,830,000.00

  (d)   INVESTOR INTEREST BY CLASS (SERIES 1994-1)

        Class A Investor Interest                        $750,000,000.00
        Class B Investor Interest                         $33,500,000.00
        Class C Investor Interest                         $59,197,000.00

        TOTAL CLASS INVESTOR INTEREST                    $842,697,000.00


3.  Allocation of Collections During the Due Period

  (a)   TOTAL COLLECTIONS                                $513,772,074.67

        Principal Receivables Collected                  $397,884,508.88

        Finance Charge Receivables Collected             $115,887,565.79

                                       Finance Charge   Principal     Yield
                                         Collections    Collections Collections
  (b)   ALLOCATION OF COLLECTIONS
        WITH RESPECT TO THE INVESTOR
        INTEREST AND THE SELLER INTEREST

        Aggregate Investor Allocation
        (Aggregate Investor Percentage
        multiplied by total Collections
        received during the Due Period) $73,696,327.16   $253,026,515.31  N/A

        Seller Allocation (Seller Percentage
        multiplied by total Collections
        received during the Due Period) $42,191,238.63   $144,857,993.57  N/A

  (c)   Group One Allocation            $73,696,327.16   $253,026,515.31  N/A

  (d)   Series 1994-1 Allocation        $13,627,759.01    $46,789,093.91  N/A


  4. Information Concerning Controlled Amortization Amount

                                                                 Total
                                          Amount              Distributions
                                      Distributed in          through this
                                        Due Period             Due Period

        SERIES 1994-1 BY CLASS:

          Class A                            $0.00             $0.00

          Class B                            $0.00             $0.00

          Class C                            $0.00             $0.00


  5. Investor Charged-Off Amounts
                                                        This Due Period

     (a)Group One (the sum of the Series Investor Charged-
        Off Amounts for all Series in Group One)          $21,252,511.56

     (b)Series 1994-1 (the sum of the Class Investor Charged-
        Off Amounts for all Classes in Series 1994-1)      $3,929,966.62

     (c)Series 1994-1 By Class:

        Class A (Class A Percentage multiplied
        by the Charged-Off Amount)                         $3,497,668.75

        Class B (Class B Percentage multiplied
        by the Charged-Off Amount)                           $156,229.20

        Class C (Class C Percentage multiplied
        by the Charged-Off Amount)                           $276,068.66


  6. Investor Losses
                                                                   Total

     (a)Group  One                                                 $0.00

     (b)Series 1994-1                                              $0.00

     (c)Series 1994-1 By Class:

        Class A                                                    $0.00

        Class B                                                    $0.00

        Class C                                                    $0.00


  7. Monthly Servicing Fee Payable This Due Period

     SELLER SERVICING FEE                                  $4,348,285.27

     INVESTOR SERVICING FEE

     (a)Group One                                          $8,188,284.43

     (b)Series 1994-1                                      $1,404,495.00


  8. Trust Performance Analysis

     (a)Portfolio Yield (Finance Charge Collections
        during the Due Period divided by Principal
        Receivables in the Trust as of the first
        day of the Due Period)                                     19.41%

     (b)Charge-Offs (Charged-Off Amounts during
        the Due Period divided by Principal
        Receivables in the Trust as of the
        first day of the Due Period)                                5.60%



     (c)Trust Investor Servicing Fee Percentage
        (weighted  average of Investor Servicing
        Fees for all series)                                        2.00%

     (d)Trust Weighted Average Certificate Rate
        (weighted average certificate rates for all
        classes of Series 1994-1)                                   6.52%

     (e)Trust Excess Servicing Percentage (Portfolio
        Yield minus the sum of Charge-Offs, the Trust
        Investor Servicing Fee Percentage and the Trust
        Weighted Average Certificate Rate)                          5.29%

     (f)Total Payment Rate (Aggregate Collections
        during the Due Period divided by the aggregate
        amount of Receivables in the Trust as of
        the first day of the Due Period)                            7.06%

  9. Summary Delinquency Aging Information

        The aging of delinquent receivables is summarized
        as follows (1):
                                              April, 1996
        Delinquencies as a % of balances
           60 - 89 days past due.......           1.54%
           90 - 119 days past due......           1.14%
           120 days or more past due...           2.14%
        Total Delinquencies                       4.82%

     (1)An account is considered delinquent when it is past due a total of three or more scheduled monthly payments. Delinquencies as of the end of each month are divided by balances at the beginning of each such month.


                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                  as Trustee


                                       By:  /S/John G. Finley
                                       Title: Vice President

Monthly Certificateholders' Statement

Sears Credit Account Master Trust II

Series 1994-2 Monthly Statement

Distribution Date:May 15, 1996             Due Period Ending:  April 1996

Under the Series Supplements relating to the Pooling and Servicing Agreement dated as of July 31, 1994 by and among Sears, Roebuck and Co., Sears
Receivables Financing Group, Inc. and The First National Bank of Chicago as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust. The information for the Due Period and Distribution Date listed above is set forth below:

1.Payments or Allocations to Series 1994-2 Investors this Due Period

                      Total               Interest         Principal
  Series 1994-2

  Class A         $3,020,833.33          $3,020,833.33             $0.00

  Class B           $142,500.00            $142,500.00             $0.00

  Class C                 $0.00                  $0.00             $0.00


2.Principal Receivables at the end of the Due Period

  (a)   TOTAL PRINCIPAL RECEIVABLES IN THE TRUST       $7,107,185,541.80

        Aggregate Investor Interest                    $4,557,145,000.00

        Seller Interest                                $2,550,040,541.80

  (b)   INVESTOR INTEREST BY GROUPS

        Group One Investor Interest                    $4,557,145,000.00

  (c)   INVESTOR INTEREST BY SERIES

        Series 1994-1 Investor Interest                  $842,697,000.00
        Series 1994-2 Investor Interest                  $561,830,000.00
        Series 1995-1 Investor Interest                  $224,720,000.00
        Series 1995-2 Investor Interest                  $674,158,000.00
        Series 1995-3 Investor Interest                  $561,830,000.00
        Series 1995-4 Investor Interest                  $561,830,000.00
        Series 1995-5 Investor Interest                  $568,250,000.00
        Series 1996-1 Investor Interest                  $561,830,000.00

  (d)   INVESTOR INTEREST BY CLASS (SERIES 1994-2)

        Class A Investor Interest                        $500,000,000.00
        Class B Investor Interest                         $22,500,000.00
        Class C Investor Interest                         $39,330,000.00

        TOTAL CLASS INVESTOR  INTEREST                   $561,830,000.00


3.Allocation of Collections During the Due Period

  (a)   TOTAL COLLECTIONS                                $513,772,074.67

        Principal Receivables Collected                  $397,884,508.88

        Finance Charge Receivables Collected             $115,887,565.79

                                        Finance Charge   Principal     Yield
                                        Collections    Collections  Collections
(b)     ALLOCATION OF COLLECTIONS
        WITH RESPECT TO THE INVESTOR
        INTEREST AND THE SELLER INTEREST

        Aggregate Investor Allocation
        (Aggregate Investor Percentage
        multiplied by total Collections
        received during the Due Period) $73,696,327.16   $253,026,515.31  N/A

        Seller Allocation (Seller Percentage
        multiplied by total Collections
        received during the Due Period) $42,191,238.63   $144,857,993.57  N/A

  (c)   Group One Allocation            $73,696,327.16   $253,026,515.31  N/A

  (d)   Series 1994-2 Allocation         $9,085,690.16    $31,194,506.01  N/A

  (e)   Reallocations of Collections to Series 1994-2
        from other series in Group One           $0.00             $0.00  N/A
        N/A

  4. Information Concerning Controlled Amortization Amount

                                                                   Total
                                           Amount              Distributions
                                       Distributed in          through this
                                         Due Period             Due Period

        SERIES 1994-2 BY CLASS:

          Class A                                $0.00             $0.00

          Class B                                $0.00             $0.00

          Class C                                $0.00             $0.00


  5. Investor Charged-Off Amounts
                                                        This Due Period

     (a)Group One (the sum of the Series Investor Charged-
        Off Amounts for all Series in Group One)          $21,252,511.56

     (b)Series 1994-2 (the sum of the Class Investor Charged-
        Off Amounts for all Classes in Series 1994-2)      $2,620,126.98

     (c)Series 1994-2 By Class:

        Class A (Class A Percentage multiplied
        by the Charged-Off Amount)                         $2,331,779.17

        Class B (Class B Percentage multiplied
        by the Charged-Off Amount)                           $104,930.06

        Class C (Class C Percentage multiplied
        by the Charged-Off Amount)                           $183,417.75


  6. Investor Losses
                                                                   Total

     (a)Group  One                                                 $0.00

     (b)Series 1994-2                                              $0.00

     (c)Series 1994-2 By Class:

        Class A                                                    $0.00

        Class B                                                    $0.00

        Class C                                                    $0.00


  7. Monthly Servicing Fee Payable This Due Period

     SELLER SERVICING FEE                                  $4,348,285.27

     INVESTOR SERVICING FEE

     (a)Group One                                          $8,188,284.43

     (b)Series 1994-2                                        $936,383.33


  8. Trust Performance Analysis

     (a)Portfolio Yield (Finance Charge Collections
        during the Due Period divided by Principal
        Receivables in the Trust as of the first
        day of the Due Period)                                     19.41%

     (b)Charge-Offs (Charged-Off Amounts during
        the Due Period divided by Principal
        Receivables in the Trust as of the
        first day of the Due Period)                                5.60%



     (c)Trust Investor Servicing Fee Percentage
        (weighted  average of Investor Servicing
        Fees for all series)                                        2.00%

     (d)Trust Weighted Average Certificate Rate
        (weighted average certificate rates for all
        classes of Series 1994-2)                                   6.76%

     (e)Trust Excess Servicing Percentage (Portfolio
        Yield minus the sum of Charge-Offs, the Trust
        Investor Servicing Fee Percentage and the Trust
        Weighted Average Certificate Rate)                          5.05%

     (f)Total Payment Rate (Aggregate Collections
        during the Due Period divided by the aggregate
        amount of Receivables in the Trust as of
        the first day of the Due Period)                            7.06%


  9. Summary Delinquency Aging Information

        The aging of delinquent receivables is summarized
        as follows (1):
                                             April, 1996
        Delinquencies as a % of balances
           60 - 89 days past due.......           1.54%
           90 - 119 days past due......           1.14%
           120 days or more past due...           2.14%
        Total Delinquencies                       4.82%

     (1)An account is considered delinquent when it is past due a total of three or more scheduled monthly payments. Delinquencies as of the end of each month are divided by balances at the beginning of each such month.

                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                  as Trustee


                                       By:  /S/John G. Finley
                                       Title:  Vice President

Monthly Certificateholders' Statement

Sears Credit Account Master Trust II

Series 1995-2 Monthly Statement

Distribution Date:May 15, 1996             Due Period Ending:  April 1996

Under the Series Supplements relating to the Pooling and Servicing Agreement dated as of July 31, 1994 by and among Sears, Roebuck and Co., Sears
Receivables Financing Group, Inc. and The First National Bank of Chicago as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust. The information for the Due Period and Distribution Date listed above is set forth below:

1.Payments or Allocations to Series 1995-2 Investors this Due Period

                      Total               Interest         Principal
  Series 1995-2

  Class A         $4,050,000.00          $4,050,000.00             $0.00

  Class B           $186,514.83            $186,514.83             $0.00

  Class C                 $0.00                  $0.00             $0.00


2.Principal Receivables at the end of the Due Period

  (a)   TOTAL PRINCIPAL RECEIVABLES IN THE TRUST       $7,107,185,541.80

        Aggregate Investor Interest                    $4,557,145,000.00

        Seller Interest                                $2,550,040,541.80

  (b)   INVESTOR INTEREST BY GROUPS

        Group One Investor Interest                    $4,557,145,000.00

  (c)   INVESTOR INTEREST BY SERIES

        Series 1994-1 Investor Interest                  $842,697,000.00
        Series 1994-2 Investor Interest                  $561,830,000.00
        Series 1995-1 Investor Interest                  $224,720,000.00
        Series 1995-2 Investor Interest                  $674,158,000.00
        Series 1995-3 Investor Interest                  $561,830,000.00
        Series 1995-4 Investor Interest                  $561,830,000.00
        Series 1995-5 Investor Interest                  $568,250,000.00
        Series 1996-1 Investor Interest                  $561,830,000.00

  (d)   INVESTOR INTEREST BY CLASS (SERIES 1994-2)

        Class A Investor Interest                        $600,000,000.00
        Class B Investor Interest                         $26,966,000.00
        Class C Investor Interest                         $47,192,000.00

        TOTAL CLASS INVESTOR  INTEREST                   $674,158,000.00


3.Allocation of Collections During the Due Period

  (a)   TOTAL COLLECTIONS                                $513,772,074.67

        Principal Receivables Collected                  $397,884,508.88

        Finance Charge Receivables Collected             $115,887,565.79

                                        Finance Charge   Principal     Yield
                                         Collections   Collections   Collections
  (b)   ALLOCATION OF COLLECTIONS
        WITH RESPECT TO THE INVESTOR
        INTEREST AND THE SELLER INTEREST

        Aggregate Investor Allocation
        (Aggregate Investor Percentage
        multiplied by total Collections
        received during the Due Period) $73,696,327.16   $253,026,515.31  N/A

        Seller Allocation (Seller Percentage
        multiplied by total Collections
        received during the Due Period) $42,191,238.63   $144,857,993.57  N/A

  (c)   Group One Allocation            $73,696,327.16   $253,026,515.31  N/A

  (d)   Series 1995-2 Allocation        $10,902,213.67    $37,431,297.34  N/A


  4. Information Concerning Controlled Amortization Amount

                                                                   Total
                                           Amount              Distributions
                                      Distributed in           through this
                                        Due Period              Due Period

        SERIES 1995-2 BY CLASS:

          Class A                                $0.00             $0.00

          Class B                                $0.00             $0.00

          Class C                                $0.00             $0.00


  5. Investor Charged-Off Amounts
                                                        This Due Period

     (a)Group One (the sum of the Series Investor Charged-
        Off Amounts for all Series in Group One)          $21,252,511.56

     (b)Series 1995-2 (the sum of the Class Investor Charged-
        Off Amounts for all Classes in Series 1995-2)      $3,143,975.16

     (c)Series 1995-2 By Class:

        Class A (Class A Percentage multiplied
        by the Charged-Off Amount)                         $2,798,135.00

        Class B (Class B Percentage multiplied
        by the Charged-Off Amount)                           $125,757.51

        Class C (Class C Percentage multiplied
        by the Charged-Off Amount)                           $220,082.65


  6. Investor Losses
                                                                   Total

     (a)Group  One                                                 $0.00

     (b)Series 1995-2                                              $0.00

     (c)Series 1995-2 By Class:

        Class A                                                    $0.00

        Class B                                                    $0.00

        Class C                                                    $0.00


  7. Monthly Servicing Fee Payable This Due Period

     SELLER SERVICING FEE                                  $4,348,285.27

     INVESTOR SERVICING FEE

     (a)Group One                                          $8,188,284.43

     (b)Series 1995-2                                      $1,123,596.67


  8. Trust Performance Analysis

     (a)Portfolio Yield (Finance Charge Collections
        during the Due Period divided by Principal
        Receivables in the Trust as of the first
        day of the Due Period)                                     19.41%

     (b)Charge-Offs (Charged-Off Amounts during
        the Due Period divided by Principal
        Receivables in the Trust as of the
        first day of the Due Period)                                5.60%

     (c)Trust Investor Servicing Fee Percentage
        (weighted  average of Investor Servicing
        Fees for all series)                                        2.00%

     (d)Trust Weighted Average Certificate Rate
        (weighted average certificate rates for all
        classes of Series 1995-2)                                   7.54%

     (e)Trust Excess Servicing Percentage (Portfolio
        Yield minus the sum of Charge-Offs, the Trust
        Investor Servicing Fee Percentage and the Trust
        Weighted Average Certificate Rate)                          4.27%

     (f)Total Payment Rate (Aggregate Collections
        during the Due Period divided by the aggregate
        amount of Receivables in the Trust as of
        the first day of the Due Period)                            7.06%


  9. Summary Delinquency Aging Information

        The aging of delinquent receivables is summarized
        as follows (1):
                                              April, 1996
        Delinquencies as a % of balances
           60 - 89 days past due.......           1.54%
           90 - 119 days past due......           1.14%
           120 days or more past due...           2.14%
        Total Delinquencies                       4.82%

     (1)An account is considered delinquent when it is past due a total of three or more scheduled monthly payments. Delinquencies as of the end of each month are divided by balances at the beginning of each such month.


                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                  as Trustee


                                       By:   /S/John G. Finley
                                       Title:  Vice President

Monthly Certificateholders' Statement

Sears Credit Account Master Trust II

Series 1995-3 Monthly Statement

Distribution Date: May 15, 1996             Due Period Ending:  April 1996

Under the Series Supplements relating to the Pooling and Servicing Agreement dated as of July 31, 1994 by and among Sears, Roebuck and Co., Sears
Receivables Financing Group, Inc. and The First National Bank of Chicago as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust. The information for the Due Period and Distribution Date listed above is set forth below:

1.Payments or Allocations to Series 1995-3 Investors this Due Period

                      Total               Interest         Principal
  Series 1995-3

  Class A         $2,916,666.67          $2,916,666.67             $0.00

  Class B           $135,937.50            $135,937.50             $0.00

  Class C                 $0.00                  $0.00             $0.00


2.Principal Receivables at the end of the Due Period

  (a)   TOTAL PRINCIPAL RECEIVABLES IN THE TRUST       $7,107,185,541.80

        Aggregate Investor Interest                    $4,557,145,000.00

        Seller Interest                                $2,550,040,541.80

  (b)   INVESTOR INTEREST BY GROUPS

        Group One Investor Interest                    $4,557,145,000.00

  (c)   INVESTOR INTEREST BY SERIES

        Series 1994-1 Investor Interest                  $842,697,000.00
        Series 1994-2 Investor Interest                  $561,830,000.00
        Series 1995-1 Investor Interest                  $224,720,000.00
        Series 1995-2 Investor Interest                  $674,158,000.00
        Series 1995-3 Investor Interest                  $561,830,000.00
        Series 1995-4 Investor Interest                  $561,830,000.00
        Series 1995-5 Investor Interest                  $568,250,000.00
        Series 1996-1 Investor Interest                  $561,830,000.00

  (d)   INVESTOR INTEREST BY CLASS (SERIES 1995-3)

        Class A Investor Interest                        $500,000,000.00
        Class B Investor Interest                         $22,500,000.00
        Class C Investor Interest                         $39,330,000.00

        TOTAL CLASS INVESTOR  INTEREST                   $561,830,000.00


3.Allocation of Collections During the Due Period

  (a)   TOTAL COLLECTIONS                                $513,772,074.67

        Principal Receivables Collected                  $397,884,508.88

        Finance Charge Receivables Collected             $115,887,565.79

                                        Finance Charge   Principal     Yield
                                          Collections   Collections  Collections
  (b)   ALLOCATION OF COLLECTIONS
        WITH RESPECT TO THE INVESTOR
        INTEREST AND THE SELLER INTEREST

        Aggregate Investor Allocation
        (Aggregate Investor Percentage
        multiplied by total Collections
        received during the Due Period) $73,696,327.16   $253,026,515.31  N/A

        Seller Allocation (Seller Percentage
        multiplied by total Collections
        received during the Due Period) $42,191,238.63   $144,857,993.57  N/A

  (c)   Group One Allocation            $73,696,327.16   $253,026,515.31  N/A

  (d)   Series 1995-3 Allocation         $9,085,690.16    $31,194,506.01  N/A


  4. Information Concerning Controlled Amortization Amount

                                                                   Total
                                           Amount              Distributions
                                       Distributed in           through this
                                         Due Period              Due Period

        SERIES 1995-3 BY CLASS:

          Class A                                $0.00             $0.00

          Class B                                $0.00             $0.00

          Class C                                $0.00             $0.00


  5. Investor Charged-Off Amounts
                                                        This Due Period

     (a)Group One (the sum of the Series Investor Charged-
        Off Amounts for all Series in Group One)          $21,252,511.56

     (b)Series 1995-3 (the sum of the Class Investor Charged-
        Off Amounts for all Classes in Series 1995-3)      $2,620,126.98

     (c)Series 1995-3 By Class:

        Class A (Class A Percentage multiplied
        by the Charged-Off Amount)                         $2,331,779.17

        Class B (Class B Percentage multiplied
        by the Charged-Off Amount)                           $104,930.06

        Class C (Class C Percentage multiplied
        by the Charged-Off Amount)                           $183,417.75


  6. Investor Losses
                                                                   Total

     (a)Group  One                                                 $0.00

     (b)Series 1995-3                                              $0.00

     (c)Series 1995-3 By Class:

        Class A                                                    $0.00

        Class B                                                    $0.00

        Class C                                                    $0.00


  7. Monthly Servicing Fee Payable This Due Period

     SELLER SERVICING FEE                                  $4,348,285.27

     INVESTOR SERVICING FEE

     (a)Group One                                          $8,188,284.43

     (b)Series 1995-3                                        $936,383.33


  8. Trust Performance Analysis

     (a)Portfolio Yield (Finance Charge Collections
        during the Due Period divided by Principal
        Receivables in the Trust as of the first
        day of the Due Period)                                     19.41%

     (b)Charge-Offs (Charged-Off Amounts during
        the Due Period divided by Principal
        Receivables in the Trust as of the
        first day of the Due Period)                                5.60%

     (c)Trust Investor Servicing Fee Percentage
        (weighted  average of Investor Servicing
        Fees for all series)                                        2.00%

     (d)Trust Weighted Average Certificate Rate
        (weighted average certificate rates for all
        classes of Series 1995-3)                                   6.52%

     (e)Trust Excess Servicing Percentage (Portfolio
        Yield minus the sum of Charge-Offs, the Trust
        Investor Servicing Fee Percentage and the Trust
        Weighted Average Certificate Rate)                          5.29%

     (f)Total Payment Rate (Aggregate Collections
        during the Due Period divided by the aggregate
        amount of Receivables in the Trust as of
        the first day of the Due Period)                            7.06%


  9. Summary Delinquency Aging Information

        The aging of delinquent receivables is summarized
        as follows (1):
                                             April, 1996
        Delinquencies as a % of balances
           60 - 89 days past due.......           1.54%
           90 - 119 days past due......           1.14%
           120 days or more past due...           2.14%
        Total Delinquencies                       4.82%

     (1)An account is considered delinquent when it is past due a total of three or more scheduled monthly payments. Delinquencies as of the end of each month are divided by balances at the beginning of each such month.


                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                  as Trustee


                                       By:   /S/John G. Finley
                                       Title:  Vice President

Monthly Certificateholders' Statement

Sears Credit Account Master Trust II

Series 1995-4 Monthly Statement

Distribution Date: May 15, 1996             Due Period Ending:  April 1996

Under the Series Supplements relating to the Pooling and Servicing Agreement dated as of July 31, 1994 by and among Sears, Roebuck and Co., Sears
Receivables Financing Group, Inc. and The First National Bank of Chicago as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust. The information for the Due Period and Distribution Date listed above is set forth below:

1.Payments or Allocations to Series 1995-4 Investors this Due Period

                      Total               Interest         Principal
  Series 1995-4

  Class A         $2,604,166.67          $2,604,166.67             $0.00

  Class B           $119,062.50            $119,062.50             $0.00

  Class C                 $0.00                  $0.00             $0.00


2.Principal Receivables at the end of the Due Period

  (a)   TOTAL PRINCIPAL RECEIVABLES IN THE TRUST       $7,107,185,541.80

        Aggregate Investor Interest                    $4,557,145,000.00

        Seller Interest                                $2,550,040,541.80

  (b)   INVESTOR INTEREST BY GROUPS

        Group One Investor Interest                    $4,557,145,000.00

  (c)   INVESTOR INTEREST BY SERIES

        Series 1994-1 Investor Interest                  $842,697,000.00
        Series 1994-2 Investor Interest                  $561,830,000.00
        Series 1995-1 Investor Interest                  $224,720,000.00
        Series 1995-2 Investor Interest                  $674,158,000.00
        Series 1995-3 Investor Interest                  $561,830,000.00
        Series 1995-4 Investor Interest                  $561,830,000.00
        Series 1995-5 Investor Interest                  $568,250,000.00
        Series 1996-1 Investor Interest                  $561,830,000.00

  (d)   INVESTOR INTEREST BY CLASS (SERIES 1995-4)

        Class A Investor Interest                        $500,000,000.00
        Class B Investor Interest                         $22,500,000.00
        Class C Investor Interest                         $39,330,000.00

        TOTAL CLASS INVESTOR  INTEREST                   $561,830,000.00


3.Allocation of Collections During the Due Period

  (a)   TOTAL COLLECTIONS                                $513,772,074.67

        Principal Receivables Collected                  $397,884,508.88

        Finance Charge Receivables Collected             $115,887,565.79

                                        Finance Charge   Principal     Yield
                                         Collections    Collections Collections
   (b)   ALLOCATION OF COLLECTIONS
        WITH RESPECT TO THE INVESTOR
        INTEREST AND THE SELLER INTEREST

        Aggregate Investor Allocation
        (Aggregate Investor Percentage
        multiplied by total Collections
        received during the Due Period) $73,696,327.16   $253,026,515.31  N/A

        Seller Allocation (Seller Percentage
        multiplied by total Collections
        received during the Due Period) $42,191,238.63   $144,857,993.57  N/A

  (c)   Group One Allocation            $73,696,327.16   $253,026,515.31  N/A

  (d)   Series 1995-4 Allocation         $9,085,690.16    $31,194,506.01  N/A


  4. Information Concerning Controlled Amortization Amount

                                                                   Total
                                          Amount              Distributions
                                      Distributed in           through this
                                        Due Period             Due Period

        SERIES 1995-4 BY CLASS:

          Class A                                $0.00             $0.00

          Class B                                $0.00             $0.00

          Class C                                $0.00             $0.00


  5. Investor Charged-Off Amounts
                                                        This Due Period

     (a)Group One (the sum of the Series Investor Charged-
        Off Amounts for all Series in Group One)          $21,252,511.56

     (b)Series 1995-4 (the sum of the Class Investor Charged-
        Off Amounts for all Classes in Series 1995-4)      $2,620,126.98

     (c)Series 1995-4 By Class:

        Class A (Class A Percentage multiplied
        by the Charged-Off Amount)                         $2,331,779.17

        Class B (Class B Percentage multiplied
        by the Charged-Off Amount)                           $104,930.06

        Class C (Class C Percentage multiplied
        by the Charged-Off Amount)                           $183,417.75


  6. Investor Losses
                                                                   Total

     (a)Group  One                                                 $0.00

     (b)Series 1995-4                                              $0.00

     (c)Series 1995-4 By Class:

        Class A                                                    $0.00

        Class B                                                    $0.00

        Class C                                                    $0.00


  7. Monthly Servicing Fee Payable This Due Period

     SELLER SERVICING FEE                                  $4,348,285.27

     INVESTOR SERVICING FEE

     (a)Group One                                          $8,188,284.43

     (b)Series 1995-4                                        $936,383.33


  8. Trust Performance Analysis

     (a)Portfolio Yield (Finance Charge Collections
        during the Due Period divided by Principal
        Receivables in the Trust as of the first
        day of the Due Period)                                     19.41%

     (b)Charge-Offs (Charged-Off Amounts during
        the Due Period divided by Principal
        Receivables in the Trust as of the
        first day of the Due Period)                                5.60%

     (c)Trust Investor Servicing Fee Percentage
        (weighted  average of Investor Servicing
        Fees for all series)                                        2.00%

     (d)Trust Weighted Average Certificate Rate
        (weighted average certificate rates for all
        classes of Series 1995-4)                                   6.52%

     (e)Trust Excess Servicing Percentage (Portfolio
        Yield minus the sum of Charge-Offs, the Trust
        Investor Servicing Fee Percentage and the Trust
        Weighted Average Certificate Rate)                          5.99%

     (f)Total Payment Rate (Aggregate Collections
        during the Due Period divided by the aggregate
        amount of Receivables in the Trust as of
        the first day of the Due Period)                            7.06%


  9. Summary Delinquency Aging Information

        The aging of delinquent receivables is summarized
        as follows (1):
                                              April, 1996
        Delinquencies as a % of balances
           60 - 89 days past due.......           1.54%
           90 - 119 days past due......           1.14%
           120 days or more past due...           2.14%
        Total Delinquencies                       4.82%

     (1)An account is considered delinquent when it is past due a total of three or more scheduled monthly payments. Delinquencies as of the end of each month are divided by balances at the beginning of each such month.


                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                  as Trustee


                                       By:   /S/John G. Finley
                                       Title:  Vice President

Monthly Certificateholders' Statement

Sears Credit Account Master Trust II

Series 1995-5 Monthly Statement

Distribution Date: May 15, 1996             Due Period Ending:  Arpil 1996

Under the Series Supplements relating to the Pooling and Servicing Agreement dated as of July 31, 1994 by and among Sears, Roebuck and Co., Sears
Receivables Financing Group, Inc. and The First National Bank of Chicago as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust. The information for the Due Period and Distribution Date listed above is set forth below:

1.Payments or Allocations to Series 1995-5 Investors this Due Period

                      Total               Interest         Principal
  Series 1995-5

  Class A         $2,520,833.33          $2,520,833.33             $0.00

  Class B           $117,438.33            $117,438.33             $0.00

  Class C                 $0.00                  $0.00             $0.00


2.Principal Receivables at the end of the Due Period

  (a)   TOTAL PRINCIPAL RECEIVABLES IN THE TRUST       $7,107,185,541.80

        Aggregate Investor Interest                    $4,557,145,000.00

        Seller Interest                                $2,550,040,541.80

  (b)   INVESTOR INTEREST BY GROUPS

        Group One Investor Interest                    $4,557,145,000.00

  (c)   INVESTOR INTEREST BY SERIES

        Series 1994-1 Investor Interest                  $842,697,000.00
        Series 1994-2 Investor Interest                  $561,830,000.00
        Series 1995-1 Investor Interest                  $224,720,000.00
        Series 1995-2 Investor Interest                  $674,158,000.00
        Series 1995-3 Investor Interest                  $561,830,000.00
        Series 1995-4 Investor Interest                  $561,830,000.00
        Series 1995-5 Investor Interest                  $568,250,000.00
        Series 1996-1 Investor Interest                  $561,830,000.00

  (d)   INVESTOR INTEREST BY CLASS (SERIES 1995-5)

        Class A Investor Interest                        $500,000,000.00
        Class B Investor Interest                         $22,730,000.00
        Class C Investor Interest                         $45,520,000.00

        TOTAL CLASS INVESTOR INTEREST                   $568,250,000.00


3.Allocation of Collections During the Due Period

  (a)   TOTAL COLLECTIONS                                $513,772,074.67

        Principal Receivables Collected                  $397,884,508.88

        Finance Charge Receivables Collected             $115,887,565.79

                                        Finance Charge   Principal     Yield
                                          Collections   Collections Collections
  (b)   ALLOCATION OF COLLECTIONS
        WITH RESPECT TO THE INVESTOR
        INTEREST AND THE SELLER INTEREST

        Aggregate Investor Allocation
        (Aggregate Investor Percentage
        multiplied by total Collections
        received during the Due Period) $73,696,327.16   $253,026,515.31  N/A

        Seller Allocation (Seller Percentage
        multiplied by total Collections
        received during the Due Period) $42,191,238.63   $144,857,993.57  N/A

  (c)   Group One Allocation            $73,696,327.16   $253,026,515.31  N/A

  (d)   Series 1995-5 Allocation         $9,189,511.83    $31,550,963.89  N/A


  4. Information Concerning Controlled Amortization Amount

                                                                   Total
                                          Amount              Distributions
                                        Distributed in         through this
                                        Due Period             Due Period

        SERIES 1995-5 BY CLASS:

          Class A                                $0.00             $0.00

          Class B                                $0.00             $0.00

          Class C                                $0.00             $0.00


  5. Investor Charged-Off Amounts
                                                        This Due Period

     (a)Group One (the sum of the Series Investor Charged-
        Off Amounts for all Series in Group One)          $21,252,511.56

     (b)Series 1995-5 (the sum of the Class Investor Charged-
        Off Amounts for all Classes in Series 1995-5)      $2,650,067.03

     (c)Series 1995-5 By Class:

        Class A (Class A Percentage multiplied
        by the Charged-Off Amount)                         $2,331,779.17

        Class B (Class B Percentage multiplied
        by the Charged-Off Amount)                           $106,002.68

        Class C (Class C Percentage multiplied
        by the Charged-Off Amount)                           $212,285.18


  6. Investor Losses
                                                                   Total

     (a)Group  One                                                 $0.00

     (b)Series 1995-5                                              $0.00

     (c)Series 1995-5 By Class:

        Class A                                                    $0.00

        Class B                                                    $0.00

        Class C                                                    $0.00


  7. Monthly Servicing Fee Payable This Due Period

     SELLER SERVICING FEE                                  $4,348,285.27

     INVESTOR SERVICING FEE

     (a)Group One                                          $8,188,284.43

     (b)Series 1995-5                                        $947,083.33


  8. Trust Performance Analysis

     (a)Portfolio Yield (Finance Charge Collections
        during the Due Period divided by Principal
        Receivables in the Trust as of the first
        day of the Due Period)                                     19.41%

     (b)Charge-Offs (Charged-Off Amounts during
        the Due Period divided by Principal
        Receivables in the Trust as of the
        first day of the Due Period)                                5.60%

     (c)Trust Investor Servicing Fee Percentage
        (weighted  average of Investor Servicing
        Fees for all series)                                        2.00%

     (d)Trust Weighted Average Certificate Rate
        (weighted average certificate rates for all
        classes of Series 1995-5)                                   6.52%

     (e)Trust Excess Servicing Percentage (Portfolio
        Yield minus the sum of Charge-Offs, the Trust
        Investor Servicing Fee Percentage and the Trust
        Weighted Average Certificate Rate)                          6.24%

     (f)Total Payment Rate (Aggregate Collections
        during the Due Period divided by the aggregate
        amount of Receivables in the Trust as of
        the first day of the Due Period)                            7.06%


  9. Summary Delinquency Aging Information

        The aging of delinquent receivables is summarized
        as follows (1):
                                              April, 1996
        Delinquencies as a % of balances
           60 - 89 days past due.......           1.54%
           90 - 119 days past due......           1.14%
           120 days or more past due...           2.14%
        Total Delinquencies                       4.82%

     (1)An account is considered delinquent when it is past due a total of three or more scheduled monthly payments. Delinquencies as of the end of each month are divided by balances at the beginning of each such month.


                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                  as Trustee


                                       By:   /S/John G. Finley
                                       Title:  Vice President

Monthly Certificateholders' Statement

Sears Credit Account Master Trust II

Series 1996-1 Monthly Statement

Distribution Date: May 15, 1996             Due Period Ending:  April 1996

Under the Series Supplements relating to the Pooling and Servicing Agreement dated as of July 31, 1994 by and among Sears, Roebuck and Co., Sears
Receivables Financing Group, Inc. and The First National Bank of Chicago as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust. The information for the Due Period and Distribution Date listed above is set forth below:

1.Payments or Allocations to Series 1996-1 Investors this Due Period

                      Total               Interest         Principal
  Series 1996-1

  Class A         $4,219,444.44          $4,219,444.44             $0.00

  Class B           $194,468.75            $194,468.75             $0.00

  Class C                 $0.00                  $0.00             $0.00


2.Principal Receivables at the end of the Due Period

  (a)   TOTAL PRINCIPAL RECEIVABLES IN THE TRUST       $7,107,185,541.80

        Aggregate Investor Interest                    $4,557,145,000.00

        Seller Interest                                $2,550,040,541.80

  (b)   INVESTOR INTEREST BY GROUPS

        Group One Investor Interest                    $4,557,145,000.00

  (c)   INVESTOR INTEREST BY SERIES

        Series 1994-1 Investor Interest                  $842,697,000.00
        Series 1994-2 Investor Interest                  $561,830,000.00
        Series 1995-1 Investor Interest                  $224,720,000.00
        Series 1995-2 Investor Interest                  $674,158,000.00
        Series 1995-3 Investor Interest                  $561,830,000.00
        Series 1995-4 Investor Interest                  $561,830,000.00
        Series 1995-5 Investor Interest                  $568,250,000.00
        Series 1996-1 Investor Interest                  $561,830,000.00

  (d)   INVESTOR INTEREST BY CLASS (SERIES 1996-1)

        Class A Investor Interest                        $500,000,000.00
        Class B Investor Interest                         $22,500,000.00
        Class C Investor Interest                         $39,330,000.00

        TOTAL CLASS INVESTOR  INTEREST                   $561,830,000.00


3.Allocation of Collections During the Due Period

  (a)   TOTAL COLLECTIONS                                $513,772,074.67

        Principal Receivables Collected                  $397,884,508.88

        Finance Charge Receivables Collected             $115,887,565.79

                                        Finance Charge   Principal     Yield
                                      Collections   Collections Collections
  (b)   ALLOCATION OF COLLECTIONS
        WITH RESPECT TO THE INVESTOR
        INTEREST AND THE SELLER INTEREST

        Aggregate Investor Allocation
        (Aggregate Investor Percentage
        multiplied by total Collections
        received during the Due Period) $73,696,327.16   $253,026,515.31  N/A

        Seller Allocation (Seller Percentage
        multiplied by total Collections
        received during the Due Period) $42,191,238.63   $144,857,993.57  N/A

  (c)   Group One Allocation            $73,696,327.16   $253,026,515.31  N/A

  (d)   Series 1996-1 Allocation         $9,085,690.16    $31,194,506.01  N/A


  4. Information Concerning Controlled Amortization Amount

                                                                   Total
                                        Amount              Distributions
                                        Distributed in       through this
                                        Due Period             Due Period

        SERIES 1996-1 BY CLASS:

          Class A                                $0.00             $0.00

          Class B                                $0.00             $0.00

          Class C                                $0.00             $0.00


  5. Investor Charged-Off Amounts
                                                        This Due Period

     (a)Group One (the sum of the Series Investor Charged-
        Off Amounts for all Series in Group One)          $21,252,511.56

     (b)Series 1996-1 (the sum of the Class Investor Charged-
        Off Amounts for all Classes in Series 1995-5)      $2,620,126.98

     (c)Series 1996-1 By Class:

        Class A (Class A Percentage multiplied
        by the Charged-Off Amount)                         $2,331,779.17

        Class B (Class B Percentage multiplied
        by the Charged-Off Amount)                           $104,930.06

        Class C (Class C Percentage multiplied
        by the Charged-Off Amount)                           $183,417.75


  6. Investor Losses
                                                                   Total

     (a)Group  One                                                 $0.00

     (b)Series 1996-1                                              $0.00

     (c)Series 1996-1 By Class:

        Class A                                                    $0.00

        Class B                                                    $0.00

        Class C                                                    $0.00


  7. Monthly Servicing Fee Payable This Due Period

     SELLER SERVICING FEE                                  $4,348,285.27

     INVESTOR SERVICING FEE

     (a)Group One                                          $8,188,284.43

     (b)Series 1996-1                                      $1,529,426.11


  8. Trust Performance Analysis

     (a)Portfolio Yield (Finance Charge Collections
        during the Due Period divided by Principal
        Receivables in the Trust as of the first
        day of the Due Period)                                     19.41%

     (b)Charge-Offs (Charged-Off Amounts during
        the Due Period divided by Principal
        Receivables in the Trust as of the
        first day of the Due Period)                                5.60%

     (c)Trust Investor Servicing Fee Percentage
        (weighted  average of Investor Servicing
        Fees for all series)                                        2.00%

     (d)Trust Weighted Average Certificate Rate
        (weighted average certificate rates for all
        classes of Series 1996-1)                                   6.52%

     (e)Trust Excess Servicing Percentage (Portfolio
        Yield minus the sum of Charge-Offs, the Trust
        Investor Servicing Fee Percentage and the Trust
        Weighted Average Certificate Rate)                          6.04%

     (f)Total Payment Rate (Aggregate Collections
        during the Due Period divided by the aggregate
        amount of Receivables in the Trust as of
        the first day of the Due Period)                            7.06%


  9. Summary Delinquency Aging Information

        The aging of delinquent receivables is summarized
        as follows (1):
                                              April, 1996
        Delinquencies as a % of balances
           60 - 89 days past due.......           1.54%
           90 - 119 days past due......           1.14%
           120 days or more past due...           2.14%
        Total Delinquencies                       4.82%

     (1)An account is considered delinquent when it is past due a total of three or more scheduled monthly payments. Delinquencies as of the end of each month are divided by balances at the beginning of each such month.


                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                  as Trustee


                                       By:    /S/John G. Finley
                                       Title:  Vice President